Exhibit 3.73

State of California	File # 200703310096
Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION

A $70.00 filing fee must accompany this form.

IMORTANT - Read instructions before completing this form.	This Space For Filing Use Only

ENTITY NAME (End the name with the words “Limited Liability Company,” “Ltd. Liability Co.,” or the abbreviations “LLC” or “L.L.C.”)

1.	NAME OF LIMITED LIABILITY COMPANY

AFC Cal, LLC

PURPOSE (The following statement is required by statute and may not be altered.)

2.	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABLITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (if the agent is an individual, the agent must reside in California and both items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California State a certification pursuant to Corporations Code section 1505 and Item 3 must be completed (leave item 4 blank)).

3.	NAME OF INITIAL AGENT FOR SERVICE OF PROCESS

National Registered Agents, Inc.

4. IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA	CITY	STATE	ZIP CODE
CA

MANAGEMENT (Check only one)

5.	THE LIMITED LIABILTY COMPANY WILL BE MANAGED BY:

☐  ONE MANAGER

☐  MORE THAN ONE MANAGER

☒  ALL LIMITED LIABLITY COMPANY MEMBER(S)

ADDITIONAL INFORMATION

6.	ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.

EXECUTION

7.	I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT WHICH EXECUTION IS MY ACT AND DEED.

/s/ Mark T. Gillett	January 23, 2007
SIGNATURE OF ORGANIZER	DATE

Mark T. Gillett, Attorney-in-Fact
TYPE OR PRINT NAME OF ORGANIZER

RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)

8. NAME	Mark T. Gillett, Esq.

FIRM	Morrison & Foerster, LLP

ADDRESS	555 West Fifth Street, 35th Floor

CITY/STATE/ZIP	Los Angeles, CA 90013

LLC-1 (REV 03/2005)		APPROVED BY SECRETARY OF STATE

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